Exhibit 10.46

AMENDMENT NO. 1 TO

FIXED RATE NOTE

AMENDMENT, dated as of June 10, 2008 (the “Amendment”), to the Fixed Rate Note, dated as of July 1, 2005 (the “Fixed Rate Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and presently payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower has entered into a $7,550,000,000 364-Day Credit Agreement, dated June 5, 2008, with Morgan Stanley Senior Funding, Inc., as administrative agent, and the lenders named therein (the “Credit Agreement”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Fixed Rate Note to permit the Borrower to borrow under the Credit Agreement;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Fixed Rate Note as follows:

1. The second paragraph of the Fixed Rate Note is hereby amended to add the term “Credit Agreement Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness incurred pursuant to the 364-Day Credit Agreement, dated as of June 5, 2008, among the Borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, and the lenders named therein, and any refinancing indebtedness in respect thereof.”

2. The second paragraph of the Fixed Rate Note is hereby amended to add the term “Rural Agreement” in proper alphabetical order, which shall have the following meaning:

“The Agreement and Plan of Merger, dated as of July 29, 2007, by and among the Borrower, AirTouch Cellular, a California corporation, and Rural Cellular Corporation, a Minnesota corporation, as amended, restated, waived, supplemented or otherwise modified from time to time.”

3. The second paragraph of the Fixed Rate Note is hereby amended by adding at the end of the definition of “Permitted Acquisition Indebtedness” the proviso “; provided such $3,000,000,000 threshold shall not apply to any transaction contemplated by the Rural Agreement.”.

4. The second paragraph of the Fixed Rate Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(iv)” and (ii) adding at the end of such sentence the phrase “, or (v) Credit Agreement Indebtedness”.

5. This Amendment of the Fixed Rate Note shall be effective without any exchange of the Fixed Rate Note for a new Fixed Rate Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Fixed Rate Note, which notations, if made, shall evidence the terms of this Amendment.

6. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Fixed Rate Note shall remain in full force and effect and shall be otherwise unaffected hereby.

7. Each reference in the Fixed Rate Note to “this Fixed Rate Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Fixed Rate Note as amended hereby.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

9. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 2 TO

FIXED RATE NOTE

AMENDMENT NO. 2, dated as of November 18, 2008 (the “Amendment”), to the Fixed Rate Note, dated as of July 1, 2005 (the “Fixed Rate Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and presently payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to offer $3,500,000,000 of senior unsecured notes as contemplated by the Offering Memorandum, dated November 18, 2008, of the Borrower and Verizon Wireless Capital LLC (such offering, the “November 2008 Offering”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Fixed Rate Note to permit the Borrower to incur indebtedness in connection with the consummation of the November 2008 Offering;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Fixed Rate Note as follows:

1. The second paragraph of the Fixed Rate Note is hereby amended to add the term “Senior Notes Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of senior unsecured notes of the Borrower in an aggregate principal amount not to exceed $3,500,000,000 as contemplated by the Offering Memorandum, dated November 18, 2008, of the Borrower and Verizon Wireless Capital LLC.”

2. The second paragraph of the Fixed Rate Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(v)” and (ii) adding at the end of such sentence the phrase “, or (vi) Senior Notes Indebtedness”.

3. This Amendment of the Fixed Rate Note shall be effective without any exchange of the Fixed Rate Note for a new Fixed Rate Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Fixed Rate Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Fixed Rate Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Fixed Rate Note to “this Fixed Rate Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Fixed Rate Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 3 TO

FIXED RATE NOTE

AMENDMENT NO. 3, dated as of December 12, 2008 (the “Amendment”), to the Fixed Rate Note, dated as of July 1, 2005 (the “Fixed Rate Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and presently payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to offer €1,150,000,000 and £600,000,000 of senior unsecured notes as contemplated by the Prospectus, dated December 12, 2008, of the Borrower and Verizon Wireless Capital LLC (such offering, the “December 2008 Offering”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Fixed Rate Note to permit the Borrower to incur indebtedness in connection with the consummation of the December 2008 Offering;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Fixed Rate Note as follows:

1. The second paragraph of the Fixed Rate Note is hereby amended to add the term “European Senior Notes Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of senior unsecured notes of the Borrower in aggregate principal amounts of €1,150,000,000 and £600,000,000 as contemplated by the Prospectus, dated December 12, 2008, of the Borrower and Verizon Wireless Capital LLC.”

2. The second paragraph of the Fixed Rate Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(vi)” and (ii) adding at the end of such sentence the phrase “, or (vii) European Senior Notes Indebtedness”.

3. This Amendment of the Fixed Rate Note shall be effective without any exchange of the Fixed Rate Note for a new Fixed Rate Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Fixed Rate Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Fixed Rate Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Fixed Rate Note to “this Fixed Rate Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Fixed Rate Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 4 TO

FIXED RATE NOTE

AMENDMENT NO. 4, dated as of January 30, 2009 (the “Amendment”), to the Fixed Rate Note, dated as of July 1, 2005 (the “Fixed Rate Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and presently payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to offer $4,250,000,000 of senior unsecured notes as contemplated by the Offering Memorandum, dated January 30, 2009, of the Borrower and Verizon Wireless Capital LLC (such offering, the “January 2009 Offering”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Fixed Rate Note to permit the Borrower to incur indebtedness in connection with the consummation of the January 2009 Offering;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Fixed Rate Note as follows:

1. The second paragraph of the Fixed Rate Note is hereby amended to add the term “January 2009 Senior Notes Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of senior unsecured notes of the Borrower in an aggregate principal amount of $4,250,000,000 as contemplated by the Offering Memorandum, dated January 30, 2009, of the Borrower and Verizon Wireless Capital LLC.”

2. The second paragraph of the Fixed Rate Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(vii)” and (ii) adding at the end of such sentence the phrase “, or (viii) January 2009 Senior Notes Indebtedness”.

3. This Amendment of the Fixed Rate Note shall be effective without any exchange of the Fixed Rate Note for a new Fixed Rate Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Fixed Rate Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Fixed Rate Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Fixed Rate Note to “this Fixed Rate Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Fixed Rate Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 5 TO

FIXED RATE NOTE

AMENDMENT NO. 5, dated as of May 19, 2009 (the “Amendment”), to the Fixed Rate Note, dated as of July 1, 2005 (the “Fixed Rate Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and presently payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to offer $4,000,000,000 of senior unsecured notes as contemplated by the Offering Memorandum, dated May 19, 2009, of the Borrower and Verizon Wireless Capital LLC (such offering, the “May 2009 Offering”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Fixed Rate Note to permit the Borrower to incur indebtedness in connection with the consummation of the May 2009 Offering;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Fixed Rate Note as follows:

1. The second paragraph of the Fixed Rate Note is hereby amended to add the term “May 2009 Senior Notes Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of senior unsecured notes of the Borrower in an aggregate principal amount of $4,000,000,000 as contemplated by the Offering Memorandum, dated May 19, 2009, of the Borrower and Verizon Wireless Capital LLC.”

2. The second paragraph of the Fixed Rate Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(viii)” and (ii) adding at the end of such sentence the phrase “, or (ix) May 2009 Senior Notes Indebtedness”.

3. This Amendment of the Fixed Rate Note shall be effective without any exchange of the Fixed Rate Note for a new Fixed Rate Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Fixed Rate Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Fixed Rate Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Fixed Rate Note to “this Fixed Rate Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Fixed Rate Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 6 TO

FIXED RATE NOTE

AMENDMENT NO. 6, dated as of June 23, 2009 (the “Amendment”), to the Fixed Rate Note, dated as of July 1, 2005 (the “Fixed Rate Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and presently payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to issue up to $1,000,000,000 of Put/Call Floating Rate Notes due 2011 (the “2011 Put/Call Floating Rate Notes”) in a private placement (such private placement, the “Fidelity Private Placement”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Fixed Rate Note to permit the Borrower to incur indebtedness in connection with the consummation of the Fidelity Private Placement;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Fixed Rate Note as follows:

1. The second paragraph of the Fixed Rate Note is hereby amended to add the term “Fidelity Private Placement” in proper alphabetical order, which shall have the following meaning

“Indebtedness in respect of the 2011 Put/Call Floating Rate Notes of the Borrower in an aggregate principal amount of up to $1,000,000,000.”

2. The second paragraph of the Fixed Rate Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(ix)” and (ii) adding at the end of such sentence the phrase “, or (x) the 2011 Put/Call Floating Rate Notes”.

3. The second paragraph of the Fixed Rate Note is hereby amended by amending the last sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “and” immediately prior to the “(d)” and (ii) adding at the end of such sentence the clause “, and (e) any exchange securities issued in an offering registering the exchange of the previously issued indebtedness described in clause (v), (vi), (vii), (viii) or (ix) of this definition.”

4. This Amendment of the Fixed Rate Note shall be effective without any exchange of the Fixed Rate Note for a new Fixed Rate Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Fixed Rate Note, which notations, if made, shall evidence the terms of this Amendment.

5. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Fixed Rate Note shall remain in full force and effect and shall be otherwise unaffected hereby.

6. Each reference in the Fixed Rate Note to “this Fixed Rate Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Fixed Rate Note as amended hereby.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

8. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Name:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 7 TO

FIXED RATE NOTE

AMENDMENT NO. 7, dated as of July 30, 2009 (the “Amendment”), to the Fixed Rate Note, dated as of July 1, 2005, as amended (the “Fixed Rate Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and presently payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Fixed Rate Note;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Fixed Rate Note as follows:

1. The introduction and the first paragraph of the Fixed Rate Note are each hereby amended by (i) deleting the phrase “Nine Billion Dollars ($9,000,000,000)” and (ii) inserting in lieu thereof the phrase “Seven Hundred and Fifty Million Dollars ($750,000,000)”.

2. The first paragraph of the Fixed Rate Note is hereby further amended by (i) deleting the date “August 1, 2009” and (ii) inserting in lieu thereof the date “August 1, 2010”.

3. This Amendment of the Fixed Rate Note shall be effective without any exchange of the Fixed Rate Note for a new Fixed Rate Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Fixed Rate Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Fixed Rate Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Fixed Rate Note to “this Fixed Rate Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Fixed Rate Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 8 TO

FIXED RATE NOTE

AMENDMENT NO. 8, dated as of August 11, 2009 (the “Amendment”), to the Fixed Rate Note, dated as of July 1, 2005, as amended (the “Fixed Rate Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and presently payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to issue the Non-Negotiable Demand Promissory Note payable to VIQ-JV, LLC in the amount of $37,200,000 (the “Qualcomm JV Contribution Note”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Fixed Rate Note to permit the Borrower to incur indebtedness in connection with the Qualcomm JV Contribution Note;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Fixed Rate Note as follows:

1. The second paragraph of the Fixed Rate Note is hereby amended to add the term “Qualcomm JV Contribution Note Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of the Non-Negotiable Demand Promissory Note issued by the Borrower and payable to VIQ-JV, LLC in the amount of $37,200,000.”

2. The second paragraph of the Fixed Rate Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(x)” and (ii) adding at the end of such sentence the phrase “, or (xi) the Qualcomm JV Contribution Note Indebtedness”.

3. This Amendment of the Fixed Rate Note shall be effective without any exchange of the Fixed Rate Note for a new Fixed Rate Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Fixed Rate Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Fixed Rate Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Fixed Rate Note to “this Fixed Rate Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Fixed Rate Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer